UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 23, 2004

LaCrosse Footwear, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18550 NE Riverside Parkway, Portland, Oregon 97230
(Address of principal executive offices, including zip code)

(503) 776-1010
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        On August 23, 2004, LaCrosse Footwear, Inc. (the "Company") issued a press release announcing the sale of certain assets of its PVC boot line to Onguard Industries, LLC. As a result, the Company will end its manufacture and sales of PVC boots and close its Claremont, New Hampshire facility. A copy of the Company's press release is being furnished as Exhibit 99 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of LaCrosse Footwear, Inc., dated August 23, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LACROSSE FOOTWEAR, INC.
Date: August 23, 2004	By:	/s/ David P. Carlson
David P. Carlson Executive Vice President and Chief Financial Officer

LACROSSE FOOTWEAR, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99)	Press Release of LaCrosse Footwear, Inc., dated August 23, 2004.

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